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 SUPPLEMENT TO THE SCHWAB VALUE ADVANTAGE MONEY FUND(R) - INSTITUTIONAL SHARES
                         PROSPECTUS DATED JUNE 14, 2002

Under the section titled "Buying Shares", the "Minimum initial investment" and "Minimum balance" requirements in "Step 1", "Other Clients" have both been lowered from $7,000,000 to $5,000,000.